UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 20, 2014


                             PERKINS OIL & GAS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                      333-186286              45-5361669
(State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)              File Number)         Identification Number)

       1445 Marpole Avenue #409
             Vancouver, BC                                       V6H 1S5
(Address of Principal Executive Offices)                       (Zip Code)

                                  (604)733-5055
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On June 20, 2014 in a private transaction and pursuant to a share transfer agreement between J. Michael Page and Howard H. Hendricks, Mr. Hendricks purchased 4,750,000 shares of common stock from J. Michael Page for compensation of $2,000.00.

After the private transaction was completed, Mr. Hendricks owns 70% of the issued and outstanding common stock of the Company.

Mr. Hendricks has been an independent certified public accountant for the past 10 years. He received his Bachelor of Science degree from San Diego State University in 1961 and his Masters degree in Business Administration from San Bernardino University in 1978.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PERKINS OIL & GAS, INC.


Dated: June 23, 2014                   By: /s/ J. Michael Page
                                           -------------------------------------
                                       Name:  J. Michael Page
                                       Title: President

                                       2